================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 29, 2002


                           COMMISSION FILE NO. 1-6695

                               ------------------

                               JO-ANN STORES, INC.
             (Exact name of Registrant as specified in its charter)

               OHIO                                     34-0720629
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


       5555 DARROW ROAD, HUDSON, OHIO                      44236
  (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (330) 656-2600


                                       N/A

          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 29, 2002, the Audit Committee of the Board of Directors of Jo-Ann Stores, Inc (the "Company") decided to no longer engage Arthur Andersen LLP ("AA") as the Company's independent public accountants and engaged Ernst & Young LLP ("E&Y") to serve as the Company's independent public accountants for its fiscal year 2003, which ends on February 1, 2003.

AA's reports on the Company's consolidated financial statements for each of the years ended February 2, 2002 and February 3, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended February 2, 2002 and February 3, 2001 and through May 29, 2002, there were no disagreements with AA on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided AA with a copy of the foregoing disclosures. Attached as
Exhibit 16.1 is a copy of AA's letter, dated May 29, 2002, stating its agreement with such statements.

During the years ended February 2, 2002 and February 3, 2001 and through the date of the Audit Committee's decision, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 16.1 - Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 29, 2002, filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             JO-ANN STORES, INC.
                                             (Registrant)


         Date:  May 29, 2002                 By:  /s/ Brian P. Carney
                                             -----------------------------------
                                             Name:   Brian P. Carney
                                             Title:  Executive Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number       Description

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 29, 2002.